                                                                    EXHIBIT 99.2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                                  ABFC 2005-AQ1

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                           AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
RANGE ($)                       NUMBER OF LOANS           BALANCE                    CUT-OFF DATE                      BALANCE
------------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                 511             $33,655,870.00                     4.07%                         $65,640.22
75,000.01 - 100,000.00                730             $64,502,400.00                     7.81                          $88,109.46
100,000.01 - 125,000.00               665             $74,457,766.00                     9.01                         $111,654.86
125,000.01 - 150,000.00               708             $97,019,298.00                     11.74                        $136,661.10
150,000.01 - 175,000.00               518             $84,051,237.00                     10.18                        $161,850.71
175,000.01 - 200,000.00               406             $76,280,099.00                     9.24                         $187,408.55
200,000.01 - 225,000.00               298             $63,346,191.00                     7.67                         $212,065.90
225,000.01 - 250,000.00               219             $52,087,406.00                     6.31                         $237,275.41
250,000.01 - 275,000.00               155             $40,781,821.00                     4.94                         $262,471.19
275,000.01 - 300,000.00               134             $38,502,345.00                     4.66                         $286,699.29
300,000.01 - 333,700.00               149             $47,088,353.00                     5.70                         $315,281.61
333,700.01 - 350,000.00                59             $20,167,152.00                     2.44                         $340,965.02
350,000.01 - 600,000.00               274             $118,120,153.00                    14.31                        $430,117.38
600,000.01 -1,000,000.00               23             $15,874,622.00                     1.92                         $688,792.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               4,849            $825,934,713.00                   100.00%                       $169,899.59

RANGE ($)                         WA GROSS CPN           WA COMBLTV          WA FICO
------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                 8.440%                66.37%              646
75,000.01 - 100,000.00                 7.780                73.73               663
100,000.01 - 125,000.00                7.382                76.16               670
125,000.01 - 150,000.00                7.038                75.80               675
150,000.01 - 175,000.00                6.882                75.58               686
175,000.01 - 200,000.00                6.773                75.66               687
200,000.01 - 225,000.00                6.682                75.76               689
225,000.01 - 250,000.00                6.697                76.41               685
250,000.01 - 275,000.00                6.497                76.09               699
275,000.01 - 300,000.00                6.494                75.49               690
300,000.01 - 333,700.00                6.501                78.32               693
333,700.01 - 350,000.00                6.428                74.36               698
350,000.01 - 600,000.00                6.503                78.42               695
600,000.01 -1,000,000.00               6.489                79.82               692
------------------------------------------------------------------------------------------
TOTAL:                                6.910%                75.85%              683





PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                           AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
RANGE ($)                       NUMBER OF LOANS           BALANCE                    CUT-OFF DATE                      BALANCE
------------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                515                $33,840,663.78                   4.11%                          $65,710.03
75,000.01 - 100,000.00               732                $64,620,087.20                   7.84                           $88,278.81
100,000.01 - 125,000.00              667                $74,649,798.20                   9.06                          $111,918.74
125,000.01 - 150,000.00              703                $96,207,576.52                   11.68                         $136,852.88
150,000.01 - 175,000.00              519                $84,087,775.76                   10.21                         $162,018.84
175,000.01 - 200,000.00              404                $75,788,391.56                   9.20                          $187,595.03
200,000.01 - 225,000.00              301                $63,920,260.86                   7.76                          $212,359.67
225,000.01 - 250,000.00              216                $51,337,800.05                   6.23                          $237,675.00
250,000.01 - 275,000.00              156                $41,008,312.65                   4.98                          $262,873.80
275,000.01 - 300,000.00              132                $37,893,873.67                   4.60                          $287,074.80
300,000.01 - 333,700.00              151                $47,677,672.18                   5.79                          $315,746.17
333,700.01 - 350,000.00               56                $19,116,519.25                   2.32                          $341,366.42
350,000.01 - 600,000.00              274                $117,852,160.90                  14.31                         $430,117.38
600,000.01 -1,000,000.00              23                $15,842,235.44                   1.92                          $688,792.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              4,849               $823,843,128.02                  100%                          $169,899.59

RANGE ($)                              WA GROSS CPN           WA COMBLTV          WA FICO
-----------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                      8.433%                66.42%              646
75,000.01 - 100,000.00                      7.774                73.61               663
100,000.01 - 125,000.00                     7.382                76.17               670
125,000.01 - 150,000.00                     7.035                75.94               675
150,000.01 - 175,000.00                     6.884                75.48               685
175,000.01 - 200,000.00                     6.767                75.58               687
200,000.01 - 225,000.00                     6.685                76.10               690
225,000.01 - 250,000.00                     6.691                76.15               686
250,000.01 - 275,000.00                     6.506                76.34               697
275,000.01 - 300,000.00                     6.495                75.38               691
300,000.01 - 333,700.00                     6.500                78.18               692
333,700.01 - 350,000.00                     6.420                74.28               700
350,000.01 - 600,000.00                     6.503                78.42               695
600,000.01 -1,000,000.00                    6.489                79.82               692
-----------------------------------------------------------------------------------------------
TOTAL:                                     6.910%                75.85%              683




CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                            AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
MORTGAGE RATES (%)       NUMBER OF LOANS               CUT-OFF DATE                        CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                  628                    $141,129,529.61                           17.13%
6.000 - 6.499                  914                    $194,870,710.94                            23.65
6.500 - 6.999                 1,143                   $208,957,079.54                            25.36
7.000 - 7.499                  509                    $80,951,183.94                             9.83
7.500 - 7.999                  734                    $99,497,298.40                             12.08
8.000 - 8.499                  269                    $31,920,550.04                             3.87
8.500 - 8.999                  316                    $34,098,943.53                             4.14
9.000 - 9.499                   82                     $8,831,567.40                             1.07
9.500 - 9.999                  121                    $12,450,592.73                             1.51
10.000 - 10.499                 52                     $4,711,859.27                             0.57
10.500 - 10.999                 38                     $3,205,028.52                             0.39
11.000 - 11.499                 18                     $1,282,867.04                             0.16
11.500 - 11.999                 23                     $1,749,012.52                             0.21
12.000 - 12.499                 2                       $186,904.54                              0.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,849                   $823,843,128.02                           100.00%

                        AVG CURRENT
MORTGAGE RATES (%)       BALANCE                 WA GROSS CPN           WA COMBLTV          WA FICO
--------------------------------------------------------------------------------------------------------

5.500 - 5.999           $224,728.55                 5.858%                67.27%              733
6.000 - 6.499           $213,206.47                  6.261                73.76               703
6.500 - 6.999           $182,814.59                  6.730                79.51               683
7.000 - 7.499           $159,039.65                  7.263                79.10               670
7.500 - 7.999           $135,554.90                  7.730                79.46               653
8.000 - 8.499           $118,663.75                  8.247                77.45               632
8.500 - 8.999           $107,908.05                  8.715                80.13               620
9.000 - 9.499           $107,702.04                  9.221                76.47               604
9.500 - 9.999           $102,897.46                  9.743                77.75               587
10.000 - 10.499          $90,612.68                 10.223                78.37               576
10.500 - 10.999          $84,342.86                 10.723                72.25               572
11.000 - 11.499          $71,270.39                 11.227                75.07               576
11.500 - 11.999          $76,044.02                 11.731                77.50               552
12.000 - 12.499          $93,452.27                 12.091                87.04               553
--------------------------------------------------------------------------------------------------------
TOTAL:                  $169,899.59                 6.910%                75.85%              683




ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                               AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE AS OF
ORIGINAL TERM (MOS)        NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

1 - 180                          496                    $58,347,250.42                                7.08%
181 - 240                        385                    $55,065,963.83                                6.68
241 - 360                       3,968                   $710,429,913.77                               86.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,849                   $823,843,128.02                              100.00%

                             AVG CURRENT
ORIGINAL TERM (MOS)            BALANCE               WA GROSS CPN           WA COMBLTV           WA FICO
-------------------------------------------------------------------------------------------------------------

1 - 180                      $117,635.59                 7.194%                71.01%              679
181 - 240                    $143,028.48                  6.961                74.68               684
241 - 360                    $179,039.80                  6.883                76.34               683
-------------------------------------------------------------------------------------------------------------
TOTAL:                       $169,899.59                 6.910%                75.85%              683


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                              ABFC 2005-AQ1

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
REMAINING TERM (MOS)         NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

61 - 120                            91                     $9,314,293.17                                1.13%
121 - 180                          405                    $49,032,957.25                                5.95
181 - 240                          385                    $55,065,963.83                                6.68
241 - 300                          162                    $24,968,094.39                                3.03
301 - 360                         3,806                   $685,461,819.38                               83.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,849                   $823,843,128.02                              100.00%

                              AVG CURRENT
REMAINING TERM (MOS)            BALANCE               WA GROSS CPN           WA COMBLTV          WA FICO
--------------------------------------------------------------------------------------------------------------

61 - 120                      $102,354.87                 7.302%                66.77%              677
121 - 180                     $121,069.03                  7.173                71.82               679
181 - 240                     $143,028.48                  6.961                74.68               684
241 - 300                     $154,124.04                  6.863                75.79               686
301 - 360                     $180,100.32                  6.884                76.36               683
--------------------------------------------------------------------------------------------------------------
TOTAL:                        $169,899.59                 6.910%                75.85%              683




                                               AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
MORTGAGE INSURANCE          NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

YES                                0                          $0.00                                     0%
NO                               4,849                   $823,843,128.02                               100%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,849                   $823,843,128.02                              100.00%

                             AVG CURRENT
MORTGAGE INSURANCE             BALANCE               WA GROSS CPN           WA COMBLTV          WA FICO
-------------------------------------------------------------------------------------------------------------

YES                             $0.00                     0.000                 0.00                0
NO                           $169,899.59                 6.910%                75.85%              683
-------------------------------------------------------------------------------------------------------------
TOTAL:                       $169,899.59                 6.910%                75.85%              683




                                        AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
LIEN                 NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------

1                       4,849                   $823,843,128.02                               100%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,849                   $823,843,128.02                              100.00%

                     AVG CURRENT
LIEN                   BALANCE               WA GROSS CPN           WA COMBLTV          WA FICO
-----------------------------------------------------------------------------------------------------

1                    $169,899.59                 6.910%                75.85%              683
-----------------------------------------------------------------------------------------------------
TOTAL:               $169,899.59                 6.910%                75.85%              683




                                         AGGREGATE PRINCIPAL BALANCE AS OF        AGGREGATE PRINCIPAL BALANCE AS OF
SEASONING(MOS)       NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------

0                           5                       $836,125.00                                 0.10%
1                         2,504                   $422,184,437.34                               51.25
2                         2,174                   $371,554,202.35                               45.10
3                           12                     $2,786,896.79                                0.34
4                          152                    $26,101,564.29                                3.17
6                           2                       $379,902.25                                 0.05
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,849                   $823,843,128.02                              100.00%

                          AVG CURRENT
SEASONING(MOS)              BALANCE                WA GROSS CPN           WA COMBLTV          WA FICO
---------------------------------------------------------------------------------------------------------

0                        $167,225.00                 6.812%                64.94%              704
1                        $168,604.01                  6.951                76.00               682
2                        $170,908.10                  6.849                75.53               684
3                        $232,241.40                  6.734                75.96               679
4                        $171,720.82                  7.129                78.27               684
6                        $189,951.13                  7.757                73.37               636
---------------------------------------------------------------------------------------------------------
TOTAL:                   $169,899.59                 6.910%                75.85%              683




COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF        AGGREGATE PRINCIPAL BALANCE AS OF
COMBINED LTVS        NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00               43                     $3,934,051.94                                0.48%
25.01 - 30.00              29                     $2,711,892.27                                0.33
30.01 - 35.00              63                     $8,056,285.45                                0.98
35.01 - 40.00              81                    $10,520,521.00                                1.28
40.01 - 45.00             103                    $14,950,446.25                                1.81
45.01 - 50.00             155                    $21,837,196.06                                2.65
50.01 - 55.00             152                    $23,325,402.79                                2.83
55.01 - 60.00             206                    $34,592,071.29                                4.20
60.01 - 65.00             210                    $33,107,664.54                                4.02
65.01 - 70.00             318                    $56,040,878.61                                6.80
70.01 - 75.00             452                    $76,687,465.15                                9.31
75.01 - 80.00            1,136                   $206,732,532.53                               25.09
80.01 - 85.00             583                    $105,522,119.89                               12.81
85.01 - 90.00            1,219                   $208,859,148.82                               25.35
90.01 - 95.00              99                    $16,965,451.43                                2.06
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,849                   $823,843,128.02                              100.00%

                         AVG CURRENT
COMBINED LTVS              BALANCE                WA GROSS CPN           WA COMBLTV          WA FICO
---------------------------------------------------------------------------------------------------------

0.01 - 25.00              $91,489.58                 6.919%                18.95%              704
25.01 - 30.00             $93,513.53                  7.280                27.54               678
30.01 - 35.00            $127,877.55                  6.718                32.50               708
35.01 - 40.00            $129,882.98                  6.491                37.67               704
40.01 - 45.00            $145,149.96                  6.480                42.75               700
45.01 - 50.00            $140,885.14                  6.670                47.77               695
50.01 - 55.00            $153,456.60                  6.580                52.70               690
55.01 - 60.00            $167,922.68                  6.564                57.86               691
60.01 - 65.00            $157,655.55                  6.666                62.62               685
65.01 - 70.00            $176,229.18                  6.584                67.71               691
70.01 - 75.00            $169,662.53                  7.053                72.95               669
75.01 - 80.00            $181,982.86                  6.788                78.56               684
80.01 - 85.00            $180,998.49                  6.993                83.53               676
85.01 - 90.00            $171,336.46                  7.188                89.28               678
90.01 - 95.00            $171,368.20                  7.518                94.46               710
---------------------------------------------------------------------------------------------------------
TOTAL:                   $169,899.59                 6.910%                75.85%              683


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                      ABFC 2005-AQ1

OWNER OCCUPANCY OF MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF        AGGREGATE PRINCIPAL BALANCE AS OF
OWNER OCCUPANCY      NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------

OWNER                    4,724                   $802,801,617.74                              97.45%
INVESTMENT                 96                    $15,030,057.08                                1.82
SECOND HOME                29                     $6,011,453.20                                0.73
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,849                   $823,843,128.02                              100.00%

                        AVG CURRENT
OWNER OCCUPANCY          BALANCE                 WA GROSS CPN           WA COMBLTV          WA FICO
--------------------------------------------------------------------------------------------------------

OWNER                   $169,941.07                 6.895%                75.81%              683
INVESTMENT              $156,563.09                  7.629                78.08               679
SECOND HOME             $207,291.49                  7.134                75.60               695
--------------------------------------------------------------------------------------------------------
TOTAL:                  $169,899.59                 6.910%                75.85%              683




PROPERTY TYPE OF MORTGAGE LOANS

                                                    AGGREGATE PRINCIPAL BALANCE AS OF        AGGREGATE PRINCIPAL BALANCE AS OF
PROPERTY TYPES                  NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

SINGLE FAMILY DETACHED               4,269                   $719,919,384.02                              87.39%
2-4 FAMILY                            120                    $30,234,282.74                                3.67
CONDOMINIUM                           157                    $28,424,038.04                                3.45
PUD DETACHED                          127                    $24,890,586.91                                3.02
MANUFACTURED/MOBILE                   147                    $16,678,007.41                                2.02
SINGLE FAMILY ATTACHED                 23                     $2,886,749.18                                0.35
PUD ATTACHED                           6                       $810,079.72                                 0.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               4,849                   $823,843,128.02                              100.00%

                                AVG CURRENT
PROPERTY TYPES                    BALANCE               WA GROSS CPN           WA COMBLTV          WA FICO
----------------------------------------------------------------------------------------------------------------

SINGLE FAMILY DETACHED          $168,638.88                 6.896%                75.64%              683
2-4 FAMILY                      $251,952.36                  7.024                79.57               688
CONDOMINIUM                     $181,044.83                  6.706                75.72               694
PUD DETACHED                    $195,988.87                  6.889                79.10               676
MANUFACTURED/MOBILE             $113,455.83                  7.586                73.36               679
SINGLE FAMILY ATTACHED          $125,510.83                  7.610                75.39               651
PUD ATTACHED                    $135,013.29                  7.223                77.77               702
----------------------------------------------------------------------------------------------------------------
TOTAL:                          $169,899.59                 6.910%                75.85%              683




LOAN PURPOSE OF MORTGAGE LOANS

                                                    AGGREGATE PRINCIPAL BALANCE AS OF        AGGREGATE PRINCIPAL BALANCE AS OF
LOAN PURPOSE                    NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

CASH OUT                            4,465                   $761,602,115.55                              92.45%
REFI - NO CASH OUT                   373                    $60,075,155.95                                7.29
PURCHASE                              11                     $2,165,856.52                                0.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              4,849                   $823,843,128.02                              100.00%

                                 AVG CURRENT
LOAN PURPOSE                       BALANCE               WA GROSS CPN           WA COMBLTV          WA FICO
-----------------------------------------------------------------------------------------------------------------

CASH OUT                         $170,571.58                 6.916%                75.70%              682
REFI - NO CASH OUT               $161,059.40                  6.826                77.51               691
PURCHASE                         $196,896.05                  7.289                83.34               680
-----------------------------------------------------------------------------------------------------------------
TOTAL:                           $169,899.59                 6.910%                75.85%              683




DOCUMENT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF            AGGREGATE PRINCIPAL BALANCE AS OF
DOCUMENT TYPE                         NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

FULL                                       4,197                   $721,677,320.77                              87.60%
LIMITED DOCUMENTATION                       467                    $71,753,382.86                                8.71
STATED DOCUMENTATION                        185                    $30,412,424.39                                3.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     4,849                   $823,843,128.02                              100.00%

                                      AVG CURRENT
DOCUMENT TYPE                           BALANCE                WA GROSS CPN           WA COMBLTV          WA FICO
---------------------------------------------------------------------------------------------------------------------

FULL                                  $171,950.76                 6.846%                76.09%              684
LIMITED DOCUMENTATION                 $153,647.50                  7.325                76.36               671
STATED DOCUMENTATION                  $164,391.48                  7.457                68.87               677
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                $169,899.59                 6.910%                75.85%              683




PRODUCT TYPE OF MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE AS OF            AGGREGATE PRINCIPAL BALANCE AS OF
PRODUCT TYPE              NUMBER OF LOANS              CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------

FIX                            4,849                   $823,843,128.02                               100%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,849                   $823,843,128.02                              100.00%

                          AVG CURRENT
PRODUCT TYPE                BALANCE                WA GROSS CPN           WA COMBLTV          WA FICO
----------------------------------------------------------------------------------------------------------

FIX                       $169,899.59                 6.910%                75.85%              683
----------------------------------------------------------------------------------------------------------
TOTAL:                    $169,899.59                 6.910%                75.85%              683


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                           ABFC 2005-AQ1

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                       AGGREGATE PRINCIPAL BALANCE AS OF     AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
STATE                     NUMBER OF LOANS              CUT-OFF DATE                      CUT-OFF DATE                BALANCE
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                      746                  $178,299,554.75                         21.64%                 $239,007.45
FLORIDA                         673                  $94,582,132.04                           11.48                 $140,538.09
NEW YORK                        304                  $69,608,234.32                           8.45                  $228,974.46
OTHER                          3,126                 $481,353,206.91                          58.43                 $153,983.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,849                 $823,843,128.02                         100.00%                $169,899.59

STATE                  WA GROSS CPN           WA COMBLTV          WA FICO
------------------------------------------------------------------------------

CALIFORNIA                6.424%                68.70%              696
FLORIDA                    7.067                75.83               672
NEW YORK                   6.708                73.70               691
OTHER                      7.089                78.81               679
------------------------------------------------------------------------------
TOTAL:                    6.910%                75.85%              683




PREPAY PENALTY FOR MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE AS OF     AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
PREPAY PENALTY            NUMBER OF LOANS              CUT-OFF DATE                      CUT-OFF DATE                BALANCE
------------------------------------------------------------------------------------------------------------------------------------

NONE                           1,122                  $173,804,801.40                      21.10%                  $154,906.24
HAS PREPAY PENALTY             3,727                  $650,038,326.62                       78.90                  $174,413.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,849                  $823,843,128.02                      100.00%                 $169,899.59

PREPAY PENALTY              WA GROSS CPN           WA COMBLTV          WA FICO
-----------------------------------------------------------------------------------

NONE                           7.312%                76.21%              676
HAS PREPAY PENALTY              6.803                75.75               685
-----------------------------------------------------------------------------------
TOTAL:                         6.910%                75.85%              683




PREPAY TERM FOR MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF     AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
PREPAY TERM             NUMBER OF LOANS              CUT-OFF DATE                      CUT-OFF DATE                BALANCE
------------------------------------------------------------------------------------------------------------------------------------

NONE                        1,122                   $173,804,801.40                       21.10%                 $154,906.24
12                           324                    $73,879,685.96                         8.97                  $228,023.72
24                            6                      $2,687,988.83                         0.33                  $447,998.14
30                            13                     $3,899,798.02                         0.47                  $299,984.46
36                          3,384                   $569,570,853.81                        69.14                 $168,312.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849                   $823,843,128.02                       100.00%                $169,899.59

PREPAY TERM             WA GROSS CPN           WA COMBLTV          WA FICO
-------------------------------------------------------------------------------

NONE                       7.312%                76.21%              676
12                          6.657                73.64               692
24                          6.269                87.68               688
30                          6.954                83.34               682
36                          6.823                75.92               684
-------------------------------------------------------------------------------
TOTAL:                     6.910%                75.85%              683




FICO SCORES OF MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF     AGGREGATE PRINCIPAL BALANCE AS OF     AVG CURRENT
FICO SCORES              NUMBER OF LOANS              CUT-OFF DATE                      CUT-OFF DATE                BALANCE
------------------------------------------------------------------------------------------------------------------------------------

500 - 519                       27                     $2,772,288.72                        0.34%                 $102,677.36
520 - 539                       35                     $3,570,184.95                        0.43                  $102,005.28
540 - 559                       99                    $10,359,649.85                        1.26                  $104,642.93
560 - 579                      133                    $15,939,212.60                        1.93                  $119,843.70
580 - 599                      133                    $14,663,365.99                        1.78                  $110,250.87
600 - 619                      242                    $32,506,521.69                        3.95                  $134,324.47
620 - 639                      444                    $63,375,119.54                        7.69                  $142,736.76
640 - 659                      694                    $116,441,488.71                       14.13                 $167,783.12
660 - 679                      715                    $124,480,176.11                       15.11                 $174,098.15
680 - 699                      717                    $138,747,098.10                       16.84                 $193,510.60
700 - 719                      529                    $99,839,691.88                        12.12                 $188,732.88
720 - 739                      438                    $84,143,044.28                        10.21                 $192,107.41
740 - 759                      275                    $49,961,486.62                        6.06                  $181,678.13
760 - 779                      190                    $36,016,788.26                        4.37                  $189,562.04
780 - 799                      123                    $21,509,927.71                        2.61                  $174,877.46
800 - 819                       55                     $9,517,083.01                        1.16                  $173,037.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,849                   $823,843,128.02                      100.00%                $169,899.59

FICO SCORES             WA GROSS CPN           WA COMBLTV          WA FICO
-------------------------------------------------------------------------------

500 - 519                  10.142%               71.49%              511
520 - 539                  10.226                75.31               529
540 - 559                   9.154                73.49               553
560 - 579                   8.915                73.95               569
580 - 599                   8.796                75.16               589
600 - 619                   8.113                74.44               610
620 - 639                   7.664                77.36               629
640 - 659                   7.089                77.43               649
660 - 679                   6.910                78.13               669
680 - 699                   6.610                77.26               689
700 - 719                   6.446                75.58               710
720 - 739                   6.399                75.42               728
740 - 759                   6.338                73.92               749
760 - 779                   6.190                71.67               769
780 - 799                   6.096                66.84               787
800 - 819                   6.044                61.97               805
-------------------------------------------------------------------------------
TOTAL:                     6.910%                75.85%              683
